1- UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson FINAL JUDGMENT APPROVING SETTLEMENT AND ORDER OF DISMISSAL WHEREAS, a stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ (the “Southern District Action”) is pending in the United States District Court for the Southern District of Ohio (the “Southern District Court” or the “Court”); WHEREAS, (i) Co-Lead Plaintiffs in the Southern District Action: Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W., and Additional Plaintiff Massachusetts Laborers Pension Fund (collectively, the “Southern District Plaintiffs”); (ii) Plaintiffs in the stockholder derivative action captioned Miller, et al. v. Anderson, et al., Case No. 5:20-cv-1743-JRA (the “Northern District Action”), pending in the United States EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 1 of 12 PAGEID #: 5074 Exhibit 99.2

2- District Court for the Northern District of Ohio (the “Northern District Court”): Plaintiff- Intervenors Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Massachusetts Laborers Pension Fund, and individual Plaintiff Jennifer L. Miller (collectively, the “Northern District Plaintiffs”); (iii) Plaintiffs in the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07-2107 (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”), pending in the Summit County Court of Common Pleas (the “Ohio State Court”): John Gendrich and Robert Sloan (the “Ohio State Court Plaintiffs,” and together with the Southern District Plaintiffs and the Northern District Plaintiffs, “Plaintiffs”); (iv) Defendants in the Actions: Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Samuel L. Belcher, Bennett L. Gaines, K. Jon Taylor, Christine L. Walker, Gary Benz, Jason L. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Dennis M. Chack, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, Ebony Yeboah-Amankwah, Eileen Mikkelsen, and Justin Biltz (collectively, “Defendants”); (v) Nominal Defendant FirstEnergy Corp. (“FirstEnergy” or the “Company”); and (vi) the Special Litigation Committee of the Board of Directors of FirstEnergy (the “SLC,” and together with Plaintiffs, Defendants, and FirstEnergy, the “Settling Parties”), have entered into the Stipulation and Agreement of Settlement dated March 11, 2022 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the Actions, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 2 of 12 PAGEID #: 5075

3- WHEREAS, by Order dated May 9, 2022 (the “Preliminary Approval Order”), this Court: (i) preliminarily approved the proposed Settlement, as embodied in the Stipulation, subject to further consideration at the Settlement Fairness Hearing to be conducted before the Court; (ii) ordered that notice of the proposed Settlement in the manner and form approved by the Court be provided to persons and entities who own shares of FirstEnergy common stock as of the close of business on the date of the Stipulation (“Current FirstEnergy Stockholders”); (iii) provided Current FirstEnergy Stockholders with the opportunity to object to the proposed Settlement and the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel; and (iv) scheduled a hearing regarding final approval of the Settlement; WHEREAS, due and adequate notice in the form and manner ordered by the Court has been given to Current FirstEnergy Stockholders; WHEREAS, the Court conducted a hearing on August 4, 2022 (the “Settlement Fairness Hearing”), to consider, among other things: (i) whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) whether a judgment should be entered dismissing the Southern District Action with prejudice, and settling and releasing, and barring and enjoining the commencement or prosecution of any action asserting, any and all Released Plaintiffs’ Claims against the Released Defendants’ Persons, as set forth in the Stipulation; and (iii) whether the application by for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards for Plaintiffs should be approved; and WHEREAS, the Court having reviewed and considered the Stipulation, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 3 of 12 PAGEID #: 5076

4- regarding the Settlement, and the record in the Southern District Action, and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED this day of , 2022, that 1. This Final Judgment Approving Settlement and Order of Dismissal (the “Judgment”) incorporates by reference the definitions in the Stipulation, and all capitalized terms used in this Judgment shall have the same meaning as set forth in the Stipulation. 2. The Court has jurisdiction over the subject matter of the Southern District Action, including all matters necessary to effectuate the Settlement and this Judgment, and over all parties to the Southern District Action. 3. This Judgment incorporates and makes a part hereof: (a) the Stipulation filed with the Court on March 11, 2022; and (b) the Notice and Summary Notice, which were filed with the Court on March 11, 2022. 4. Notice has been given Current FirstEnergy Stockholders pursuant to and in the manner directed by the Preliminary Approval Order; proof of compliance with the notice procedure required under the Preliminary Approval Order was filed with the Court; and a full and fair opportunity to be heard has been afforded to all Current FirstEnergy Stockholders. The form and manner of the notice provided is hereby confirmed to have been given in full compliance with each of the requirements of Federal Rule of Civil Procedure Rule 23.1, due process, and all other applicable law and rules, and it is further determined that all FirstEnergy stockholders are bound by the Judgment herein. 5. The Court reconfirms that the Southern District Action is properly maintained as a stockholder derivative action on behalf of FirstEnergy, and that the Southern District Plaintiffs Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 4 of 12 PAGEID #: 5077

5- and their counsel fairly and adequately represented the interests of FirstEnergy and its stockholders. Co-Lead Counsel for the Southern District Plaintiffs are authorized to act on behalf of FirstEnergy stockholders with respect to all acts required by the Stipulation or such other acts which are reasonably necessary to consummate the Settlement set forth in the Stipulation. 6. The Settlement is found to be fair, reasonable, and adequate to the Company and its stockholders, and is hereby finally approved in all respects pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. The parties to the Southern District Action are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Clerk is directed to enter and docket this Judgment in the Southern District Action. The Court finds that this Judgment is a final judgment and should be entered in accordance with Rule 58 of the Federal Rules of Civil Procedure. 7. All claims asserted in the Southern District Action are hereby dismissed with prejudice. The Court further orders, adjudges, and decrees that all other relief be and is hereby denied, and that this Judgment disposes of all the claims asserted in the Southern District Action and ends the Southern District Action. 8. The Settling Parties shall bear their own costs and expenses, except as otherwise expressly provided in the Stipulation. 9. Without further action by anyone, and subject to Paragraph 16 below, upon the Effective Date of the Settlement, Plaintiffs, the Company, and the SLC, on behalf of itself and the Company, and the Company’s stockholders shall be deemed to have, and by operation of law and of this Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Plaintiffs’ Claims (defined below) against each and all of the Released Defendants’ Persons (defined below), and shall forever be barred and enjoined from Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 5 of 12 PAGEID #: 5078

6- commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. This Release can have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendants’ Persons. 10. Without further action by anyone, and subject to Paragraph 16 below, upon the Effective Date of the Settlement, Defendants, the Company, and the SLC, on behalf of itself and the Company, shall be deemed to have, and by operation of law and of this Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Defendants’ Claims (defined below) against each and all of the Released Plaintiffs’ Persons (defined below), and shall forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Defendants’ Claims against any of the Released Plaintiffs’ Persons. This Release can have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Plaintiffs’ Persons. 11. “Released Plaintiffs’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, local, statutory, regulatory, common, foreign or other law or rule, that Plaintiffs, the Company, or the SLC (i) asserted in the Complaints or (ii) could have asserted on behalf of the Company that in any way are based on, arise from or relate to the allegations, transactions, facts, matters, disclosures or nondisclosures set forth in the Complaints, including but not limited to the conduct, actions, inactions, deliberations, votes, statements or representations of any Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 6 of 12 PAGEID #: 5079

7- Released Defendants’ Person. For the avoidance of doubt, this release will not cover, include, or release (i) any direct claims of Plaintiffs or any other FirstEnergy stockholder, including without limitation any direct claims asserted under the federal securities laws, including without limitation claims asserted in In re FirstEnergy Corp. Sec. Litig., Case No. 20-cv-03785-ALM- KAJ (S.D. Ohio) (and all consolidated cases), or direct claims of Plaintiffs or any other FirstEnergy stockholder asserted in any of the related actions or proceedings identified in Exhibit B to the Stipulation; (ii) any claims relating to the enforcement of the Settlement; or (iii) any claims of the Company to recoup compensation from Charles Jones, Michael Dowling, and Dennis Chack (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their right to oppose and defend against on any and all grounds available and to assert any related claims including, but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto). 12. “Released Defendants’ Persons” means Defendants, any other individual named as a defendant in any complaint filed in any of the Actions, the Company, the SLC, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), and consultants, experts, and attorneys (provided, however, that consultants, experts and attorneys Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 7 of 12 PAGEID #: 5080

8- are only “Released Defendants’ Persons” insofar as they were engaged by Defendants and are not released under the Stipulation if and to the extent that they were engaged by the Company). 13. “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement. For avoidance of doubt, Released Defendants’ Claims does not include any claims that Charles Jones, Michael Dowling, and Dennis Chack have or may assert against FirstEnergy, including but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto. 14. “Released Plaintiffs’ Persons” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys). 15. “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff, the Company, the SLC, or any other FirstEnergy stockholder does not know or suspect to exist in its favor at the time of the release of such claims, and any Released Defendants’ Claims which Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 8 of 12 PAGEID #: 5081

9- any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and the SLC shall expressly waive, and each of the other FirstEnergy stockholders shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge, and each of the other FirstEnergy stockholders shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. 16. Notwithstanding Paragraphs 9-15 above, nothing in this Judgment shall bar any action by any of the Settling Parties to enforce or effectuate the terms of the Stipulation or this Judgment. 17. Neither this Judgment, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto, the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, the Stipulation, and/or approval of the Settlement (including any arguments Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 9 of 12 PAGEID #: 5082

10- proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaints would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; or (c) shall be construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 10 of 12 PAGEID #: 5083

11- after trial; provided, however, that the Settling Parties, the Released Defendants’ Persons, the Released Plaintiffs’ Persons, and their respective counsel may refer to the Stipulation and this Judgment to effectuate the protections from liability granted thereunder or hereunder or otherwise to enforce the terms of the Settlement. 18. The application for an award of attorneys’ fees and reimbursement of expenses by Co-Lead Counsel for the Southern District Plaintiffs, on behalf of all Plaintiffs’ Counsel, is granted. Plaintiffs’ Counsel are hereby awarded attorneys’ fees and expenses in the amount of % of the Settlement Fund (the “Fee and Expense Award”), which amount the Court finds to be fair and reasonable, and which shall be paid to Plaintiffs’ Counsel from the Settlement Fund in accordance with the terms of the Stipulation. 19. The application for an award of service awards to Plaintiffs is also granted. Each Plaintiff is hereby awarded a service award in the amount of $ . Each Service Award shall be paid to Plaintiffs from the Fee and Expense Award awarded under Paragraph 18 above. 20. The effectiveness of this Judgment and the obligations of the Settling Parties under the Settlement shall not be conditioned upon or subject to the resolution of any appeal or other matter that relates solely to the Fee and Expense Award or any Service Award. 21. The Court finds that the Southern District Action was filed, prosecuted, defended, and settled in good faith, and that during the course of the Southern District Action, the parties to the Southern District Action and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all similar rules and laws. 22. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the parties to the Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 11 of 12 PAGEID #: 5084

12- Southern District Action and all FirstEnergy stockholders for the purpose of construing, enforcing, and administering the Stipulation and the Settlement, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation. 23. Upon the Effective Date, Plaintiffs, FirstEnergy, the SLC, FirstEnergy stockholders, and anyone acting or purporting to act on behalf of FirstEnergy are hereby forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any and all Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. 24. In the event that the Settlement is terminated in accordance with the terms of the Stipulation or the Effective Date of the Settlement otherwise fails to occur, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated, and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided for in accordance with the Stipulation. IT IS SO ORDERED. DATED 2022 ALGENON L. MARBLEY UNITED STATES DISTRICT JUDGE August 23 Case: 2:20-cv-04813-ALM-KAJ Doc #: 196 Filed: 08/23/22 Page: 12 of 12 PAGEID #: 5085